UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5245

Dreyfus Strategic Municipals, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30

Date of reporting period:	9/30/06

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
30	Notes to Financial Statements
38	Report of Independent Registered
Public Accounting Firm
40	Additional Information
43	Important Tax Information
44	Proxy Results
45	Board Members Information
48	Officers of the Fund
53	Officers and Directors
FOR MORE INFORMATION

Back Cover

Dreyfus
Strategic Municipals, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipals, Inc., covering the 12-month period from October 1, 2005, through September 30, 2006.

After more than two years of steady and gradual increases, the Federal Reserve Board (the “Fed”) held short-term interest rates unchanged at its meetings in August and September.The Fed has indicated that the U.S. economy has moved to a slower-growth phase of its cycle, as evidenced by softening housing markets in many regions of the United States.Yet, energy prices have moderated from record highs, calming fears that the economy may fall into a full-blown recession.

Most sectors of the U.S. fixed-income market rallied in anticipation of and in response to the pause in the Fed’s tightening campaign, including municipal bonds. Investors apparently are optimistic that higher borrowing costs and moderating home values may wring current inflationary pressures from the economy. In addition, most states and municipalities have continued to report higher-than-expected tax receipts as a result of the recovering economy, helping to support the credit quality of many municipal bond issuers. As always, we encourage you to talk with your financial advisor about these and other developments to help ensure that your portfolio remains aligned with your current tax-managed needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus Strategic Municipals perform during the reporting period?

For the 12-month period ended September 30, 2006, the fund achieved a total return of 6.92% (on a net asset value basis).1 During the same period, the fund provided income dividends of $0.52 per share, which is equal to a distribution rate of 5.66% .2

Municipal bonds rallied over the summer of 2006 as the Federal Reserve Board (the “Fed”) refrained from raising short-term interest rates and investors looked forward to a slower-growth economic environment, enabling the fund to post a competitive total return. Relatively high levels of income from the fund’s core holdings also helped drive its performance, but some of those seasoned bonds were redeemed early by their issuers. In addition, rising short-term interest rates resulted in higher borrowing costs for the fund’s auction preferred shares. These factors resulted in a reduction in the fund’s dividend in February 2006.

What is the fund’s investment approach?

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, we have constructed a portfolio derived from seeking income opportunities through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity and early redemption features.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Over time, many of the fund’s relatively higher yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace those bonds, as opportunities arise, with investments consistent with the fund’s investment policies.When we believe an opportunity exists, we also may seek to upgrade the portfolio’s investments with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund’s performance?

Over the first half of the reporting period, investors’ low inflation expectations helped support municipal bond prices despite fairly robust levels of economic growth and rising short-term interest rates. In the spring of 2006, however, stronger labor markets, record oil prices and hawkish comments by some Fed members raised renewed concerns that inflation might be accelerating, and bond prices began to fall. Fortunately, these worries proved to be overblown as fuel prices declined and U.S. housing markets softened over the summer.The Fed lent credence to a more benign outlook for the economy and inflation when, after more than two years of steady rate hikes, it held short-term interest rates unchanged at its meetings in August and September.

Municipal bond prices also were supported by favorable supply-and-demand factors throughout the reporting period. Many states and municipalities received higher levels of tax revenue than originally projected, reducing their need to borrow. Consequently, the supply of newly issued municipal bonds fell compared to the same period one year earlier. Yet, demand remained robust from both individual and institutional investors seeking competitive levels of tax-free income.

As short-term interest rates rose, longer-term bond yields remained relatively stable, contributing to a narrowing of yield differences along the fund’s maturity spectrum. Later, longer-term bond yields fell while short-term rates remained stable, and yield differences narrowed further. The fund benefited from this trend by maintaining its focus on long-term, income-oriented bonds. The fund received especially

4

strong results from its lower-rated holdings, including municipal bonds backed by U.S. airlines and educational facilities. Our security selection strategy proved to be successful in the airline sector, as we chose securities from solvent carriers and avoided those from airlines that declared bankruptcy early in the reporting period.

On the other hand, the fund’s strong relative performance was eroded somewhat by higher borrowing costs related to its leveraging strategy, which relies on the issuance of auction preferred stock. In addition, as expected, some of the fund’s seasoned, higher-coupon holdings were redeemed early by their issuers, and we were unable to replace them with new securities with similar income characteristics.The fund consequently generated incrementally less income, requiring an adjustment to its dividend distribution rate in February 2006.

What is the fund’s current strategy?

Signs of a moderate economic slowdown suggest to us that the Fed is unlikely to raise or lower short-term interest rates over the foreseeable future. If current inflationary pressures wane and the U.S. economy achieves a “soft landing” as we expect, we may begin to increase the fund’s average duration to lock in prevailing yields for a longer period and position the fund for wider yield differences along the maturity spectrum.

October 16, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until
May 31, 2007, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

The Fund 5

STATEMENT SELECTED INFORMATION OF INVESTMENTS September 30, 2006 (Unaudited)
Market Price per share September 30, 2006	$9.18
Shares Outstanding September 30, 2006	60,588,631
New York Stock Exchange Ticker Symbol	LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)

		Fiscal Year Ended September 30, 2006

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2005

High	$8.87	$8.90	$8.90	$9.25
Low	8.26	8.55	8.51	8.63
Close	8.55	8.89	8.60	9.18

PERCENTAGE GAIN (LOSS) based on change in Market Price*

September 23, 1987 (commencement of operations)
through September 30, 2006	258.11%
October 1, 1996 through September 30, 2006	78.78
October 1, 2001 through September 30, 2006	33.70
October 1, 2005 through September 30, 2006	9.74
January 1, 2006 through September 30, 2006	12.06
April 1, 2006 through September 30, 2006	6.20
July 1, 2006 through September 30, 2006	8.22

NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)	$ 9.32
September 30, 2005	9.38
December 31, 2005	9.31
March 31, 2006	9.29
June 30, 2006	9.21
September 30, 2006	9.46

PERCENTAGE GAIN based on change in Net Asset Value*

September 23, 1987 (commencement of operations)
through September 30, 2006	295.89%
October 1, 1996 through September 30, 2006	86.48
October 1, 2001 through September 30, 2006	38.18
October 1, 2005 through September 30, 2006	6.92
January 1, 2006 through September 30, 2006	6.03
April 1, 2006 through September 30, 2006	4.72
July 1, 2006 through September 30, 2006	4.12

* With dividends reinvested.
6

STATEMENT OF INVESTMENTS September 30, 2006
Long-Term Municipal	Coupon	Maturity	Principal
Investments—154.8%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—5.3%
Houston County Health Care
Authority (Insured; AMBAC)	6.25	10/1/09	8,000,000 [a]	8,674,240
Jefferson County,
Limited Obligation School Warrants	5.25	1/1/18	16,000,000	17,190,400
Jefferson County,
Limited Obligation School Warrants	5.50	1/1/22	4,000,000	4,349,440
Alaska—.7%
Alaska Housing Finance Corp.
(Insured; MBIA)	6.00	6/1/49	4,000,000	4,182,560
Arizona—4.1%
Coconino County Pollution Control
Corp., PCR (Nevada
Power Co. Project)	6.38	10/1/36	3,500,000	3,570,455
Maricopa County Pollution Control
Corp., PCR (Public Service Co.
of New Mexico Palo Verde Project)	5.75	11/1/22	6,000,000	6,067,920
Navajo County Industrial
Development Authority, IDR
(Stone Container Corp. Project)	7.40	4/1/26	1,585,000	1,625,576
Queen Creek Improvement District
Number 001, Special
Assessment Revenue	5.00	1/1/32	2,000,000 [b]	2,032,400
Scottsdale Industrial Development
Authority, HR
(Scottsdale Healthcare)	5.80	12/1/11	6,000,000 [a]	6,656,340
Tucson,
Water System Revenue
(Insured; FGIC)	5.00	7/1/21	3,500,000	3,712,310
Arkansas—1.6%
Arkansas Development Finance
Authority, SFMR (Mortgage
Backed Securities Program)
(Collateralized: FNMA and GNMA)	6.25	1/1/32	2,675,000	2,733,689
Little Rock School District
(Insured; FSA)	5.25	2/1/30	6,000,000	6,252,900
California—8.9%
California,
GO	5.25	4/1/34	5,000,000	5,331,650
California,
GO (Various Purpose)	5.50	4/1/28	3,565,000	3,933,051

The Fund 7

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

California (continued)
California,
GO (Various Purpose)	5.00	2/1/33	10,000,000	10,388,100
California Pollution Control
Financing Authority, SWDR
(Keller Canyon Landfill Co. Project)	6.88	11/1/27	2,000,000	2,013,520
California Statewide Communities
Development Authority, Revenue
(Bentley School)	6.75	7/1/32	2,000,000	2,178,600
Golden State Tobacco
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	5.00	6/1/21	1,620,000	1,634,791
Golden State Tobacco
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.80	6/1/42	8,100,000	9,888,885
Golden State Tobacco
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.90	6/1/42	2,000,000	2,453,320
Los Angeles Unified School
District (Insured; FSA)	5.25	7/1/20	7,200,000	7,859,016
State Public Works Board of
California, LR Department of
General Services (Butterfield
State Office Complex)	5.25	6/1/30	5,000,000	5,316,300
Colorado—6.1%
Beacon Point Metropolitan
District, GO	6.25	12/1/35	2,000,000	2,134,180
Colorado Housing Finance Authority
(Collateralized; FHA)	6.60	8/1/32	2,100,000	2,172,702
Denver City and County,
Special Facilities Airport
Revenue (United Airlines Project)	6.88	10/1/32	7,135,000 [c]	9,114,962
Northwest Parkway Public Highway
Authority, Revenue	7.13	6/15/41	10,750,000	10,723,663
Salida Hospital District,
HR	5.25	10/1/36	3,500,000 [b]	3,481,660
Silver Dollar Metropolitan
District, GO	7.05	12/1/06	4,870,000 [a]	4,898,295
Southlands Metropolitan District
Number 1, GO	7.13	12/1/34	2,000,000	2,214,880

8

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida—4.3%
Deltona,
Utilities System Revenue
(Insured; MBIA)	5.13	10/1/27	6,000,000	6,358,080
Florida Housing Finance Corp.,
Housing Revenue (Nelson Park
Apartments) (Insured; FSA)	6.40	3/1/40	5,000	5,290
Florida Housing Finance Corp.,
Housing Revenue (Nelson Park
Apartments) (Insured; FSA)	11.23	3/1/40	12,375,000 [d,e]	13,091,636
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	2,000,000	2,120,820
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/09	45,000 [a]	48,421
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	1,955,000	2,075,193
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	1,000,000	1,085,560
Georgia—2.2%
Augusta,
Water and Sewer Revenue
(Insured; FSA)	5.25	10/1/39	3,000,000	3,219,660
Brooks County Development
Authority, Senior Health and
Housing Facilities Revenue
(Presbyterian Home, Quitman,
Inc.) (Collateralized; GNMA)	5.70	1/20/39	4,445,000	4,889,189
Milledgeville-Baldwin County
Development Authority, Revenue
(Georgia College and State
Foundation)	6.00	9/1/13	2,090,000	2,303,577
Milledgeville-Baldwin County
Development Authority, Revenue
(Georgia College and State
Foundation)	6.00	9/1/33	2,000,000	2,195,920

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Hawaii—.5%
Hawaii Department of
Transportation, Special
Facilities Revenue (Caterair
International Corp. Project)	10.13	12/1/10	2,600,000	2,602,236
Idaho—.6%
Power County Industrial
Development Corp., SWDR
(FMC Corp. Project)	6.45	8/1/32	3,250,000	3,468,790
Illinois—13.4%
Cary,
Special Service Area Number
One, Special Tax Bonds
(Insured; Radian)	5.00	3/1/30	1,950,000	2,011,288
Chicago
(Insured; FGIC)	6.13	7/1/10	14,565,000 [a]	16,002,129
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.55	4/1/33	3,440,000	3,490,465
Chicago,
Wastewater Transmission
Revenue (Insured; MBIA)	6.00	1/1/10	3,000,000 [a]	3,247,290
Chicago O’Hare International
Airport, Special Facilities
Revenue (American
Airlines Inc. Project)	8.20	12/1/24	6,500,000	6,680,050
Illinois Educational Facilities
Authority, Revenue
(Northwestern University)	5.00	12/1/38	5,000,000	5,190,300
Illinois Educational Facilities
Authority, Revenue (University
of Chicago) (Insured; MBIA)	5.13	7/1/08	5,000 [a]	5,183
Illinois Educational Facilities
Authority, Revenue (University
of Chicago) (Insured; MBIA)	5.13	7/1/38	6,995,000	7,202,751
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	4,020,000 [a]	4,405,116
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System)	6.25	11/15/09	7,730,000 [a]	8,403,206

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Illinois Health Facilities
Authority, Revenue (Swedish
American Hospital)	6.88	5/15/10	4,970,000 [a]	5,504,474
Illinois Housing Development
Authority, Homeowner
Mortgage Revenue	5.10	8/1/31	5,555,000	5,744,425
Lombard Public Facilities Corp.,
Conference Center and First
Tier Hotel Revenue	7.13	1/1/36	3,500,000	3,757,565
Metropolitan Pier and Exposition
Authority, Dedicated State Tax
Revenue (McCormick Place
Expansion) (Insured; MBIA)	5.25	6/15/42	5,325,000	5,699,188
Indiana—2.2%
Franklin Township School Building
Corp., First Mortgage	6.13	7/15/10	6,500,000 [a]	7,205,835
Indiana Housing Finance Authority,
SFMR	5.95	1/1/29	720,000	732,463
Petersburg,
SWDR (Indianapolis Power and
Light Company Project)	6.38	11/1/29	4,150,000	4,509,929
Kansas—4.9%
Kansas Development Finance
Authority, Health Facilities
Revenue (Sisters of Charity of
Leavenworth Health Services Corp.)	6.25	12/1/28	3,000,000	3,258,960
Kansas Development Finance
Authority, Revenue (Board of
Regents-Scientific Resource)
(Insured; AMBAC)	5.00	10/1/21	5,290,000	5,673,737
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	6.30	12/1/32	5,275,000	5,383,348
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	5.70	12/1/35	3,000,000	3,147,450
Wichita,
HR (Christian Health System Inc.)	6.25	11/15/24	10,000,000	10,641,400

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Kentucky—1.2%
Kentucky Area Development
Districts Financing Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	2,000,000	2,125,940
Kentucky Economic Development
Finance Authority, MFHR
(Christian Care Communities
Projects) (Collateralized; GNMA)	5.25	11/20/25	2,370,000	2,563,605
Kentucky Economic Development
Finance Authority, MFHR
(Christian Care Communities
Projects) (Collateralized; GNMA)	5.38	11/20/35	1,805,000	1,957,559
Louisiana—.2%
Saint James Parish,
SWDR (Freeport-McMoRan
Partnership Project)	7.70	10/1/22	1,405,000	1,407,529
Maine—.5%
Maine Housing Authority,
Mortgage Purchase	5.30	11/15/23	2,825,000	2,947,153
Maryland—1.8%
Maryland Economic Development
Corp., Senior Student Housing
Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	4,500,000	4,506,390
Maryland Economic Development
Corp., Student Housing Revenue
(University of Maryland,
College Park Project)	6.50	6/1/13	3,000,000 [a]	3,483,210
Maryland Health and Higher
Educational Facilities
Authority, Revenue (Maryland
Institute College of Art Issue)	5.00	6/1/30	2,500,000	2,580,175
Massachusetts—2.4%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Civic
Investments Issue)	9.00	12/15/15	1,900,000	2,326,930
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
Healthcare System)	5.75	7/1/32	5,000,000	5,426,750

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Industrial Finance
Agency, RRR (Ogden
Haverhill Project)	5.60	12/1/19	6,000,000	6,197,880
Michigan—6.9%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,580,000	2,650,305
Detroit School District,
GO (School Building and Site
Improvement) (Insured; FGIC)	5.00	5/1/28	5,000,000	5,203,150
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	5,930,000	6,526,795
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	3,000,000	3,342,900
Michigan Hospital Finance
Authority, HR (Ascension
Health Credit)	6.13	11/15/09	5,000,000 [a]	5,417,100
Michigan Strategic Fund,
LOR (Detroit Edison
Co. Exempt Facilities
Project) (Insured; XLCA)	5.25	12/15/32	3,000,000	3,159,720
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	14,000,000	13,998,740
Minnesota—4.5%
Dakota County Community
Development Agency, SFMR
(Mortgage-Backed Securities
Program) (Collateralized:
FHLMC, FNMA and GNMA)	5.30	12/1/39	5,000,000	5,397,900
Duluth Economic Development
Authority, Health Care
Facilities Revenue (Saint
Luke’s Hospital)	7.25	6/15/32	5,000,000	5,375,100
Saint Paul Housing and
Redevelopement Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/25	2,000,000	2,226,380

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Minnesota (continued)
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/30	2,000,000	2,220,040
Saint Paul Port Authority,
Hotel Facility Revenue
(Radisson Kellogg Project)	7.38	8/1/08	3,000,000 [a]	3,283,560
United Hospital District of Todd,
Morrison, Cass and Wadena
Counties, GO Health Care
Facilities Revenue
(Lakewood Health System)	5.13	12/1/24	1,500,000	1,562,895
Winona,
Health Care Facilities Revenue
(Winona Health)	6.00	7/1/26	5,000,000	5,484,350
Mississippi—3.3%
Clairborne County,
PCR (System Energy
Resources, Inc. Project)	6.20	2/1/26	4,545,000	4,555,272
Mississippi Business Finance
Corp., PCR (System Energy
Resources, Inc. Project)	5.88	4/1/22	14,310,000	14,379,833
Missouri—2.9%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue
(Branson Landing Project)	5.38	12/1/27	2,000,000	2,082,880
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.50	12/1/32	4,500,000	4,704,120
Missouri Development Finance
Board, Infrastructure
Facilities Revenue
(Independence, Crackerneck
Creek Project)	5.00	3/1/28	2,000,000	2,075,260
Missouri Health and Educational
Facilities Authority, Health
Facilities Revenue (Saint
Anthony’s Medical Center)	6.25	12/1/10	6,750,000 [a]	7,488,045

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Montana—.3%
Montana Board of Housing,
SFMR	6.45	6/1/29	1,490,000	1,524,032
Nevada—2.8%
Clark County,
IDR (Nevada Power Co. Project)	5.60	10/1/30	3,000,000	3,011,250
Washoe County
(Reno-Sparks Convention
Center) (Insured; FSA)	6.40	1/1/10	12,000,000 [a]	13,045,440
New Hampshire—2.6%
New Hampshire Business Finance
Authority, PCR (Public Service
Co. of New Hampshire)
(Insured; AMBAC)	6.00	5/1/21	7,000,000	7,370,790
New Hampshire Health and
Educational Facilities Authority,
Revenue (Exeter Project)	6.00	10/1/24	1,000,000	1,106,500
New Hampshire Health and
Educational Facilities Authority,
Revenue (Exeter Project)	5.75	10/1/31	1,000,000	1,067,410
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,000,000	5,142,000
New Jersey—5.2%
New Jersey Economic Development
Authority, Cigarette
Tax Revenue	5.75	6/15/34	2,500,000	2,672,300
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental
Airlines, Inc. Project)	6.25	9/15/29	3,000,000	3,089,490
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.25	12/15/22	5,000,000	5,653,500
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; AMBAC)	5.00	1/1/35	4,500,000	4,639,995
Tobacco Settlement Financing Corp.
of New Jersey, Tobacco
Settlement Asset-Backed Bonds	6.38	6/1/32	4,000,000	4,390,400

The Fund 15

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey (continued)
Tobacco Settlement Financing Corp.
of New Jersey, Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/41	8,320,000	9,555,770
New Mexico—1.4%
Farmington,
PCR (Tucson Electric Power Co.
San Juan Project)	6.95	10/1/20	4,000,000	4,156,280
New Mexico Mortgage Finance
Authority (Single Family
Mortgage Program)
(Collateralized: FHLMC,
FNMA and GNMA)	7.00	9/1/31	1,745,000	1,773,182
New Mexico Mortgage Finance
Authority (Single Family
Mortgage Program)
(Collateralized: FHLMC,
FNMA and GNMA)	6.15	7/1/35	2,000,000	2,156,260
New York—8.5%
Long Island Power Authority,
Electric System Revenue	6.29	12/1/16	20,000,000 [d,e]	20,726,000
New York City	5.00	8/1/28	10,000,000	10,568,500
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	3,000,000	3,192,360
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	2,800,000	3,357,956
Tobacco Settlement Financing Corp.
of New York, Asset-Backed
Revenue Bonds (State Contingency
Contract Secured) (Insured; AMBAC)	5.25	6/1/21	5,000,000	5,379,250
Triborough Bridge and Tunnel
Authority, Revenue	5.25	11/15/30	5,220,000	5,549,382
North Carolina—.6%
Gaston County Industrial
Facilities and Pollution
Control Financing Authority,
Exempt Facilities Revenue
(National Gypsum Co. Project)	5.75	8/1/35	3,000,000	3,178,620

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

North Dakota—.2%
North Dakota Housing Finance
Agency, Home Mortgage Revenue
(Housing Finance Program)	6.15	7/1/31	955,000	974,959
Ohio—7.1%
Canal Winchester Local School
District (Insured; MBIA)	0.00	12/1/29	3,955,000	1,407,070
Canal Winchester Local School
District (Insured; MBIA)	0.00	12/1/31	3,955,000	1,277,544
Cincinnati,
Water Systems Revenue	5.00	12/1/21	3,800,000	3,971,798
Cincinnati City School District,
Classroom Facilities
Construction and Improvement
(Insured; FSA)	5.00	12/1/13	5,000,000 [a]	5,418,400
Cleveland State University,
General Receipts (Insured; FGIC)	5.00	6/1/34	5,000,000	5,248,050
Cuyahoga County,
Revenue	6.00	1/1/32	750,000	834,225
Ohio Air Quality Development
Authority, PCR (Cleveland
Electric Illuminating Co.
Project) (Insured; ACA)	6.10	8/1/20	3,000,000	3,098,370
Ohio Water Development Authority,
Pollution Control Facilities
Revenue (Cleveland Electric
Illuminating Co. Project)
(Insured; ACA)	6.10	8/1/20	4,350,000	4,492,636
Toledo Lucas County Port
Authority, Airport Revenue
(Baxter Global Project)	6.25	11/1/13	4,100,000	4,316,316
Trotwood-Madison City School
District, School Improvement
(Insured; FGIC)	5.00	12/1/30	10,495,000	10,955,416
Oklahoma—2.7%
Oklahoma Housing Finance Agency,
SFMR (Homeownership
Loan Program)	7.55	9/1/28	1,190,000	1,211,670
Oklahoma Housing Finance Agency,
SFMR (Homeownership Loan
Program) (Collateralized:
FNMA and GNMA)	7.55	9/1/27	1,180,000	1,216,946

The Fund 17

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oklahoma (continued)
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured; MBIA)	5.75	8/15/09	5,160,000 [a]	5,506,288
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured; MBIA)	5.75	8/15/29	7,070,000	7,479,777
Oregon—2.4%
Port of Portland,
International Airport Revenue
(Portland International
Airport) (Insured; AMBAC)	5.50	7/1/24	5,000,000	5,247,700
Western Generation Agency,
Cogeneration Project Revenue
(Wauna Cogeneration Project)	7.40	1/1/16	5,750,000	5,771,965
Western Generation Agency,
Cogeneration Project Revenue
(Wauna Cogeneration Project)	7.13	1/1/21	2,900,000	2,910,440
Pennsylvania—2.9%
Abington School District
(Insured; FSA)	5.13	10/1/34	4,085,000	4,333,368
Lehman Municipal Trust
Receipts (Pennsylvania
Economic Development
Financing Authority)	7.88	6/1/31	9,310,000 [d,e]	9,717,545
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue (Reliant
Energy Seward, LLC Project)	6.75	12/1/36	2,500,000	2,686,550
South Carolina—4.8%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner
for Tomorrow)	5.50	12/1/12	5,000 [a]	5,542
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner
for Tomorrow)	6.99	12/1/28	20,020,000 [d,e]	22,191,770
Greenville Hospital System,
Hospital Facilities Revenue
(Insured; AMBAC)	5.50	5/1/26	5,000,000	5,377,050

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Tennessee—3.4%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	7.50	7/1/25	5,000,000	5,891,200
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	7.50	7/1/33	3,000,000	3,515,400
Memphis Center Revenue Finance
Corp., Sports Facility Revenue
(Memphis Redbirds)	6.50	9/1/28	10,000,000	9,939,300
Texas—12.8%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc. Project)	7.50	12/1/29	7,500,000	7,608,750
Austin Convention Enterprises
Inc., Convention Center Hotel
First Tier Revenue	6.70	1/1/28	4,000,000	4,269,040
Brazos River Authority,
PCR (TXU Energy Co. LLC Project)	6.75	10/1/38	1,650,000	1,863,097
Dallas-Fort Worth International
Airport Facility Improvement
Corp., Revenue (American
Airlines Inc.)	6.38	5/1/35	10,630,000	10,590,350
Harris County Health Facilities
Development Corp., HR
(Memorial Hermann
Healthcare System)	6.38	6/1/11	8,500,000 [a]	9,565,730
Houston,
Airport System Special
Facilities Revenue
(Continental Airlines, Inc.
Terminal E Project)	6.75	7/1/29	5,125,000	5,460,995
Houston,
Airport System Special
Facilities Revenue
(Continental Airlines, Inc.
Terminal E Project)	7.00	7/1/29	3,800,000	4,083,556

The Fund 19

STATEMENT OF INVESTMENTS (continued)
Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Sabine River Authority,
PCR (TXU Electric Co. Project)	6.45	6/1/21	11,300,000	12,075,519
Sam Rayburn Municipal Power
Agency, Power Supply
System Revenue	5.75	10/1/21	6,000,000	6,553,980
Texas Department of Housing and
Community Affairs, Home
Mortgage Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	9.98	7/2/24	1,150,000 [d]	1,218,574
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.75	8/15/38	7,100,000	7,799,279
Tyler Health Facilities
Development Corp., HR (East
Texas Medical Center Regional
Healthcare System Project)	6.75	11/1/25	3,000,000	3,030,900
Vermont—.2%
Vermont Housing Finance Agency,
Single Family Housing
(Insured; FSA)	6.40	11/1/30	1,165,000	1,180,529
Virginia—2.2%
Greater Richmond
Convention Center
Authority, Hotel Tax Revenue
(Convention Center
Expansion Project)	6.25	6/15/10	10,500,000 [a]	11,575,620
Industrial Development Authority
of Pittsylvania County,
Exempt Facility Revenue
(Multitrade of Pittsylvania
County, L.P. Project)	7.65	1/1/10	800,000	844,952
Washington—2.8%
Energy Northwest,
Wind Project Revenue	5.88	1/1/07	3,000,000 [a]	3,106,560
Seattle,
Water System Revenue
(Insured; FGIC)	6.00	7/1/09	10,000,000 [a]	10,732,000

20

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Washington (continued)
Washington Health Care Facilities
Authority, Revenue (Kadlec
Medical Center) (Insured;
Assured Guaranty)	5.00	12/1/30	2,000,000	2,093,260
West Virginia—3.0%
Braxton County,
SWDR (Weyerhaeuser Co. Project)	6.13	4/1/26	14,000,000	14,511,000
West Virginia Water Development
Authority, Water Development
Revenue (Insured; AMBAC)	6.38	7/1/39	2,250,000	2,460,848
Wisconsin—8.1%
Badger Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.72	6/1/27	12,580,000 [d,e]	13,491,673
Badger Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/28	22,995,000	25,781,764
Madison,
IDR (Madison Gas and
Electric Co. Projects)	5.88	10/1/34	2,390,000	2,570,493
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care)	6.40	4/15/33	4,000,000	4,458,240
Wyoming—.8%
Sweetwater County,
SWDR (FMC Corp. Project)	5.60	12/1/35	4,500,000	4,751,595
U.S. Related—1.5%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/55	20,000,000	691,600
Guam Housing Corp.,
SFMR (Collateralized; FHLMC)	5.75	9/1/31	965,000	1,115,772
Puerto Rico Highway and
Transportation Authority,
Transportation Revenue	6.00	7/1/10	6,000,000 [a]	6,557,040
Total Long-Term Municipal Investments
(cost $832,074,074)				888,150,873

The Fund 21

STATEMENT OF INVESTMENTS (continued)
Short-Term Municipal	Coupon	Maturity	Principal
Investment—.6%	Rate (%)	Date	Amount ($)	Value ($)

Alaska;
Valdez,
Marine Terminal Revenue
(BP Pipelines Project)
(cost $3,200,000)	3.85	10/1/06	3,200,000 [f]	3,200,000

Total Investments (cost $835,274,074)			155.4%	891,350,873
Liabilities, Less Cash And Receivables			(5.7%)	(32,959,835)
Preferred Stock, at redemption value			(49.7%)	(285,000,000)
Net Assets Applicable to
Common Shareholders			100.0%	573,391,038

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Non-income producing security; interest payments in default.
[d] Collateral for floating rate borrowings.
[e] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, these securities amounted to $79,218,624 or 13.8% of net assets applicable to Common Shareholders.
[f] Securities payable on demand.Variable interest rate—subject to periodic change.

22

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 23

STATEMENT OF INVESTMENTS (continued)
Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	31.7
AA	Aa		AA	9.6
A	A		A	14.7
BBB	Baa		BBB	23.8
BB	Ba		BB	1.3
B	B		B	4.3
CCC	Caa		CCC	2.9
F1	MIG1/P1		SP1/A1	.4
Not Rated [g]	Not Rated [g]		Not Rated [g]	11.3
				100.0

†	Based on total investments.
[g]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES

September 30, 2006

		Market Value		Unrealized
		Covered by		Depreciation
	Contracts	Contracts ($)	Expiration	at 9/30/2006 ($)

Financial Futures Sold Short
U.S. Treasury 10 Year Note	384	(41,496,000)	December 2006	(412,152)

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	835,274,074	891,350,873
Cash		159,261
Cash on initial margin		230,400
Interest receivable		15,276,467
Receivable for futures variation margin—Note 4		36,000
Prepaid expenses		22,240
		907,075,241

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		509,648
Payable for floating rate notes issued		39,205,000
Payable for investment securities purchased		5,529,320
Dividends payable to Common Shareholders		2,544,722
Interest and related expenses payable		540,606
Dividends payable to Preferred Shareholders		109,431
Commissions payable		17,500
Administrative service fees		7,947
Accrued expenses		220,029
		48,684,203

Auction Preferred Stock, Series M,T,W,Th and F
par value $.001 per share (11,400 shares issued and
outstanding at $25,000 per share liquidation preference)—Note 1		285,000,000

Net Assets applicable to Common Shareholders ($)		573,391,038

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(60,588,631 shares issued and outstanding)		60,589
Paid-in capital		571,211,179
Accumulated distributions in excess of investment income—net		(193,590)
Accumulated net realized gain (loss) on investments		(53,351,787)
Accumulated net unrealized appreciation(depreciation)
on investments [including ($412,152) net unrealized
(depreciation) on financial futures]		55,664,647

Net assets applicable to Common Shareholders ($)		573,391,038

Shares Outstanding
(500 million shares authorized)		60,588,631
Net Asset Value, per share of Common Stock ($)		9.46

See notes to financial statements.
26

STATEMENT OF OPERATIONS Year ended September 30, 2006
Investment Income ($):
Interest Income	48,160,161
Expenses:
Management fee—Note 3(a)	6,359,839
Interest and related expenses	1,032,918
Commission fees—Note 1	754,334
Custodian fees—Note 3(b)	145,007
Shareholder servicing costs	123,674
Professional fees	79,693
Shareholders’ reports	77,382
Directors’ fees and expenses—Note 3(c)	57,999
Registration fees	53,753
Interest expense—Note 2	628
Miscellaneous	67,644
Total Expenses	8,752,871
Less—reduction in management fee
due to undertaking—Note 3(a)	(847,978)
Less—reduction in custody fees
due to earnings credits—Note 1	(1,488)
Net Expenses	7,903,405
Investment Income—Net	40,256,756

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,341,497
Net unrealized appreciation (depreciation)
on investments [including ($412,152)
net unrealized (depreciation) on financial futures]	2,965,687
Net Realized and Unrealized Gain (Loss) on Investments	5,307,184
Dividends on Preferred Stock	(8,930,919)
Net Increase in Net Assets Resulting from Operations	36,633,021

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

	2006	2005

Operations ($):
Investment income—net	40,256,756	39,711,581
Net realized gain (loss) on investments	2,341,497	4,278,800
Net unrealized appreciation
(depreciation) on investments	2,965,687	8,461,372
Dividends on Preferred Stock	(8,930,919)	(5,765,999)
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,633,021	46,685,754

Dividends to Common Shareholders from ($):
Investment income—net	(31,506,090)	(34,656,704)
Total Increase (Decrease) in Net Assets	5,126,931	12,029,050

Net Assets ($):
Beginning of Period	568,264,107	556,235,057
End of Period	573,391,038	568,264,107
Undistributed (distributions in excess of)
investment income—net	(193,590)	75,988

See notes to financial statements.
28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-tributions.These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

		Year Ended September 30,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	9.38	9.18	9.14	9.37	9.66
Investment Operations:
Investment income—net [a]	.66	.66	.63	.71	.81
Net realized and unrealized
gain (loss) on investments	.09	.21	.12	(.15)	(.35)
Dividends on Preferred Stock
from investment income—net	(.15)	(.10)	(.06)	(.07)	(.08)
Total from Investment Operations	.60	.77	.69	.49	.38
Distributions to Common Shareholders:
Dividends from investment income—net	(.52)	(.57)	(.65)	(.72)	(.67)
Net asset value, end of period	9.46	9.38	9.18	9.14	9.37
Market value, end of period	9.18	8.87	8.86	9.38	10.11

Total Return (%) [b]	9.74	6.87	1.55	.33	11.89

Ratios/Supplemental Data (%):
Ratio of total expenses to average
net assets applicable to Common Stock [c,d]	1.55	1.47	1.43	1.48	1.48
Ratio of net expenses to average
net assets applicable to Common Stock [c,d]	1.40	1.33	1.43	1.48	1.48
Ratio of net investment income to average
net assets applicable to Common Stock [c]	7.15	7.03	6.97	7.86	8.61
Ratio of total expenses to
total average net assets [d]	1.03	.98	.94	.97	.98
Ratio of net expenses to
total average net assets [d]	.93	.89	.94	.97	.98
Ratio of net investment income
to total average net assets	4.75	4.67	4.59	5.15	5.69
Portfolio Turnover Rate	31.44	27.96	27.31	54.79	36.81
Asset coverage of Preferred Stock,
end of period	301	299	295	293	294

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	573,391	568,264	556,235	549,676	554,757
Preferred Stock outstanding,
end of period ($ x 1,000)	285,000	285,000	285,000	285,000	285,000

[a]	Based on average shares outstanding at each month end.
[b] Calculated based on market value.
[c]	Does not reflect the effect of dividends to Preferred Stockholders.
[d]	Ratio of total expenses to average net assets and ratio of net expenses to average net assets for all periods have been
restated.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return. See Note 5.
See notes to financial statements.				The Fund	29

NOTES TO FINANCIAL STATEMENTS

NOTE 1— Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company.The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol LEO.

The fund has outstanding 2,280 shares of Series M, Series T, Series W, Series TH and Series F for a total of 11,400 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use

30

of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholders(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 28, 2006, the Board of Directors declared a cash dividend of $.042 per share from investment income-net, payable on November 1, 2006 to Common Shareholders of record as of the close of business on October 16, 2006.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days.The dividend rates in effect at September 30, 2006 were as follows: Series M-3.50%, Series T-3.54%, Series W-3.65%, Series TH-3.59% and Series F-3.59% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions

32

taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At September 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $2,829,622, accumulated capital losses $53,139,510 and unrealized appreciation $55,452,370.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2006. If not applied, $5,230,162 of the carryover expires in fiscal 2009, $76,128 expires in fiscal 2010, $20,575,114 expires in fiscal 2011 and $27,258,106 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal period ended September 30, 2006 and September 30, 2005, were as follows: tax exempt income $40,437,009 and $40,422,703, respectively.

During the period ended September 30, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $89,325, increased accumulated net realized gain (loss) on investments by $72,930 and increased paid-in capital by the $16,395. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily amount of borrowings outstanding under the line of credit during the period ended September 30, 2006 was approximately $13,600, with a related weighted average annualized interest rate of 4.60% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding auction preferred stock, and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1 1 / 2 % of the next $20 million and 1% of the excess over $30 million of the average value of the fund’s net assets. The fund has currently undertaken for the period from November 1, 2005 through November 30, 2006, to waive receipt of a portion of the fund’s management fee, in the amount of .10 of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in management fee, pursuant to the undertaking, amounted to $847,978 during the period ended September 30, 2006.

(b)The fund compensates Mellon Trust of New England, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 2006, the fund was charged $145,007 pursuant to the custody agreement.

During the period ended September 30, 2006, the fund was charged $4,374 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $527,908, custodian fees $49,854 and chief compliance officer fees $2,274, which are offset against an expense reimbursement currently in effect in the amount of $70,388.

34

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2006, amounted to $269,621,452 and $263,567,118, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, a fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 2006, are set forth in the Statements of Financial Futures.

At September 30, 2006, the cost of investments for federal income tax purposes was $796,693,503; accumulated net unrealized appreciation on investments was $55,452,370, consisting of $56,444,791 gross unrealized appreciation and $992,421 gross unrealized depreciation.

NOTE 5—Restatement:

Subsequent to the issuance of the September 30, 2006 financial statements, the fund determined that the transfers of certain tax-exempt municipal bond securities by the fund to special purpose bond trusts in connection with participation in inverse floater structures do not qualify for sale treatment under Statement of Financial Accounting Standard

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

No. 140,Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and should have been accounted for as a secured borrowing.

The correction of the above item resulted in the restatement of the ratio of total and net expenses of the financial highlights table as shown below:

Ratio of Total Expenses	2006	2005	2004	2003	2002

Common Stock:
As previously reported	1.37%	1.37%	1.38%	1.40%	1.38%
As restated	1.55%	1.47%	1.43%	1.48%	1.48%

Ratio of Net Expenses	2006	2005	2004	2003	2002

Common Stock:
As previously reported	1.22%	1.23%	1.38%	1.40%	1.38%
As restated	1.40%	1.33%	1.43%	1.48%	1.48%

Ratio of Total Expenses	2006	2005	2004	2003	2002

Common and Preferred Stocks:
As previously reported	.91%	.91%	.91%	.92%	.91%
As restated	1.03%	.98%	.94%	.97%	.98%

Ratio of Net Expenses	2006	2005	2004	2003	2002

Common and Preferred Stocks:
As previously reported	.81%	.82%	.91%	.92%	.91%
As restated	.93%	.89%	.94%	.97%	.98%

This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value per share or total return.

In addition, the statement of investments, the statement of assets and liabilities, the statement of operations and the statement of changes in net assets were also restated as follows:

	2006	2006
	As Previously Reported	As Restated

Portfolio of Investments:
Total investments	852,145,873	891,350,873
Identified cost	796,829,587	835,274,074
Other assets and liabilities	6,245,165	(32,959,835)

36

	2006	2006
	As Previously Reported	As Restated

Statement of Assets and Liabilities:
Total investments in securities, at value	852,145,873	891,350,873
Identified cost	796,829,587	835,274,074
Interest receivable	14,735,861	15,276,467
Total assets	867,329,635	907,075,241
Payable for floating rate notes issued	—	39,205,000
Interest and related expenses payable	—	540,606
Total liabilities	8,938,597	48,684,203
Net unrealized appreciation
(depreciation) on investments	54,904,134	55,664,647
Accumulated net realized
gain (loss) on investments	(52,591,274)	(53,351,787)
Statement of Operations:
Investment income—Interest	47,127,243	48,160,161
Expenses—Interest and related expenses	—	1,032,918
Total expenses	7,719,953	8,752,871
Net expenses	6,870,487	7,903,405
Net realized gain (loss) on investments	3,102,010	2,341,497
Net unrealized appreciation
(depreciation) on investments	2,205,174	2,965,687
Statement of Changes in Net Assets:
Net realized gain (loss) on investments	3,102,010	2,341,497
Net unrealized appreciation
(depreciation) on investments	2,205,174	2,965,687

The Fund 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals,Inc.including the statement of investments, as of September 30, 2006, and the related statement of operations for the year then ended,the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2006 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

38

As discussed in Note 5, the statement of assets and liabilities, including the statement of investments, as of April 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein have been restated.

The Fund 39

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by The Bank of New York, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market.A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder’s name and address as they appear on the Agent’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment

40

by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days’ written notice to Plan participants.

Managed Dividend Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

The Fund 41

ADDITIONAL INFORMATION (Unaudited) (continued)
Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2006, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no material changes in the principal risk factors associated with investment in the fund.

Certifications

The fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of August 17, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund’s reports to the SEC on Form N-CSR contain certifications by the fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund’s disclosures in such reports and certifications regarding the fund’s disclosure controls and procedures and internal control over financial reporting.

42

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2006 as “exempt-interest dividends” (not generally subject to regular federal income tax). As required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2006 calendar year on Form 1099-DIV which will be mailed by January 31, 2007.

The Fund 43

PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock (“APS”) voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on May 18, 2006.

			Shares

		For		Authority Withheld

To elect three Class III Directors: †
	David W. Burke	51,540,489		1,306,420
	Hans C. Mautner	51,473,589		1,373,320
	John E. Zuccotti ††	10,321		183

†	The terms of these Class III Directors expire in 2009.
††	Elected solely by APS holders, Common Shareholders not entitled to vote.

44

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Current term expires in 2007
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 189
———————
David W. Burke (70)
Board Member (1989)
Current term expires in 2009
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 80
———————
William Hodding Carter III (71)
Board Member (1988)
Current term expires in 2007
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, Emeritus Director
• The Enterprise Corporation of the Delta, Director
No. of Portfolios for which Board Member Serves: 12

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (66)
Board Member (1994)
Current term expires in 2008
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman
• Explore Charter School, Brooklyn, NY,Trustee
No. of Portfolios for which Board Member Serves: 60
———————
Richard C. Leone (66)
Board Member (1989)
Current term expires in 2007
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 12
———————
Hans C. Mautner (68)
Board Member (1989)
Current term expires in 2009
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
No. of Portfolios for which Board Member Serves: 12

46

Robin A. Melvin (43)
Board Member (1995)
Current term expires in 2008
Principal Occupation During Past 5 Years:
• Director, Boisi Family foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
No. of Portfolios for which Board Member Serves: 12
———————
John E. Zuccotti (69)
Board Member (1989)
Current term expires in 2009
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Visiting Nurse Service of New York, Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 12
———————
The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York,
NewYork 10166.

The Fund 47

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

A. PAUL DISDIER, Executive Vice President since March 2000

Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 2 other investment companies (comprised of 2 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

48

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

The Fund 49

NOTES

50

The Fund 51

NOTES

52

OFFICERS AND DIRECTORS

D rey f u s S t ra te g i c M u n i c i p a l s , I n c .

200 Park Avenue New York, NY 10166

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading
“Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond
Funds” every Monday; NewYork Times, Business section under the heading “Closed-End Bond Funds—National Municipal
Bond Funds” every Sunday.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 53

For More Information

Dreyfus Strategic Municipals, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust of
New England, N.A.
One Boston Place
Boston, MA 02108

Transfer Agent &
Dividend Disbursing Agent
and Registrar
(Common Stock)
The Bank of New York
101 Barclay Street
New York, NY 10286

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard C. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,374 in 2005 and $36,008 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2005 and $21,922 in 2006. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,018 in 2005 and $3,235 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $761,002 in 2005 and $443,981 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Richard C. Leone, Joseph S. DiMartino, David W. Burke, Hodding Carter III, Ehud Houminer, Hans C. Mautner, Robin A. Melvin, and John E. Zuccotti.

Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of November 28, 2006, the date of the filing of this report:

     W. Michael Petty has been the primary portfolio manager of the Registrant since November 2001 and has been employed by The Dreyfus Corporation (“Dreyfus”) since June 1997.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are W. Michael Petty, Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph A. Irace, Colleen A. Meehan, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund’s portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: Fund performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus’ pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager’s performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus’ Chief Investment Officer’s evaluation of the portfolio manager’s performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus’ Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

W. Michael Petty	8	$2.6 billion	0	$0	0	$0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

W. Michael Petty	Dreyfus Strategic Municipals, Inc.	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Registrant has revised its internal control over financial reporting with respect to a change in accounting for investments in certain inverse floater structures. As a consequence of this change, Dreyfus Strategic Municipals, Inc. has restated one or more sections of certain of its historical financial statements to account for these investments as secured borrowings and to report the related income and expense.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the
Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the
Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipals, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940. (EX-99.906CERT)